Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1707

                      Turnaround Strategy Portfolio 2016-4

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on February 1, 2017, holders of Citrix Systems, Inc. ("CTXS") shares received approximately 0.1718 of a share of LogMeIn, Inc. ("LOGM") common stock for each share of CTXS common stock held as of the close of business on January 20, 2017. Fractional shares of LOGM were not issued in this spinoff, and consequently cash was distributed pro rata for any such fractional amounts.

In addition, as a result of a previously announced spinoff, on February 1, 2017, holders of Biogen, Inc. ("BIIB") shares received one share of Bioverativ, Inc. ("BIVV") common stock for every two shares of BIIB common stock held as of the close of business on January 17, 2017.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of BIIB, BIVV, CTXS and LOGM.

Supplement Dated: February 3, 2017